UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2015

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement.

On January 12, 2015, General Motors Financial Company, Inc. (the “Company”) completed the public offering of $250,000,000 aggregate principal amount of its Floating Rate Notes due 2020 (the “Floating Rate Notes”), $1,000,000,000 aggregate principal amount of its 3.150% Senior Notes due 2020 (the “2020 Notes”) and $1,000,000,000 aggregate principal amount of its 4.000% Senior Notes due 2025 (the “2025 Notes” and together with the Floating Rate Notes and the 2020 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated January 7, 2015 (the “Underwriting Agreement”), among the Company, AmeriCredit Financial Services, Inc., Citigroup Global Markets Inc., Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”). The Notes are guaranteed by the Company’s principal United States operating subsidiary, AmeriCredit Financial Services, Inc. (the “Guarantor”).

The Company estimates that the net proceeds of the offering of the Notes will be approximately $2.22 billion, after deducting the Underwriters’ discounts and commissions and the estimated expenses of the offering. The net proceeds from the offering will be added to the Company’s general funds and will be available for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Guarantor, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Company and the Guarantor have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Notes were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-199181) as filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2014, and automatically effective on October 6, 2014. A prospectus supplement dated January 7, 2015 relating to the Notes and supplementing the Prospectus dated October 6, 2014 was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act. The legal opinion of Hunton & Williams LLP related to the offering of the Notes pursuant to the Registration Statement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Indenture; Supplemental Indentures

The Company issued the Notes pursuant to the Indenture, dated January 12, 2015 (the “Base Indenture”), as supplemented with respect to the Floating Rate Notes by the First Supplemental Indenture, dated January 12, 2015 (the “First Supplemental Indenture”), as further supplemented with respect to the 2020 Notes by the Second Supplemental Indenture, dated January 12, 2015 (the “Second Supplemental Indenture”), and as further supplemented with respect to the 2025 Notes by the Third Supplemental Indenture, dated January 12, 2015 (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), in each case by and among the Company, the Guarantor and Wells Fargo Bank, National Association, as trustee.

The Floating Rate Notes will bear interest at a rate, reset quarterly, equal to three-month LIBOR plus 1.560%. Interest will accrue on the Floating Rate Notes from January 12, 2015 and the Company will pay interest on the Floating Rate Notes quarterly on January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2015. The Floating Rate Notes will mature on January 15, 2020.

The 2020 Notes will bear interest at a rate of 3.150% per year on the principal amount of the 2020 Notes, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2015. The 2020 Notes will mature on January 15, 2020.

The 2025 Notes will bear interest at a rate of 4.000% per year on the principal amount of the 2025 Notes, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2015. The 2025 Notes will mature on January 15, 2025.

The Company may not redeem the Floating Rate Notes prior to maturity. The Company, at its option, may redeem the 2020 Notes and the 2025 Notes at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2020 Notes or 2025 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Notes or the 2025 Notes to be redeemed (exclusive of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate plus (x) 30 basis points in the case of the 2020 Notes and (y) 35 basis points in the case of the 2025 Notes. The Company will also pay the accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

The Indenture contains covenants that limit the Company’s ability to sell all or substantially all of its assets or merge or consolidate with or into other companies and that provide that the Company and certain of its subsidiaries’ may not grant liens to other creditors, unless the Notes are secured by liens on an equal and ratable basis to those granted to such other creditors. In addition, if a change of control (as that term is defined in the Indenture) occurs prior to the Company being rated “investment grade” by at least two of three listed rating agencies, the holders of Notes will have the right, subject to certain conditions, to require the Company to repurchase their Notes at a purchase price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, as of the date of repurchase.

The Indenture provides for customary events of default, including nonpayment, failure to comply with covenants or other agreements in the Indenture, any subsidiary guarantee shall cease to be in full force and effect or any guarantor shall deny or disaffirm its obligations under its subsidiary guarantee, and certain events of bankruptcy or insolvency. If any event of default occurs and is continuing with respect to a series of Notes, the trustee or the holders of at least 25% in principal amount of the then outstanding Notes of such series may declare all of the Notes of such series to be due and payable immediately.

Copies of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description is a brief summary of the Indenture and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by the terms of the Indenture.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 7, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, Citigroup Global Markets Inc., Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of $250,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2020, $1,000,000,000 aggregate principal amount of the Company’s 3.150% Senior Notes due 2020 and $1,000,000,000 aggregate principal amount of the Company’s 4.000% Senior Notes due 2025.

4.1	Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the Floating Rate Notes due 2020.

4.3	Second Supplemental Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 3.150% Senior Notes due 2020.

4.4	Third Supplemental Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 4.000% Senior Notes due 2025.

4.5	Form of Global Note for General Motors Financial Company, Inc.’s Floating Rate Notes due 2020 (included in Exhibit 4.2).

4.6	Form of Global Note for General Motors Financial Company, Inc.’s 3.150% Senior Notes due 2020 (included in Exhibit 4.3).

4.7	Form of Global Note for General Motors Financial Company, Inc.’s 4.000% Senior Notes due 2025 (included in Exhibit 4.4).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: January 12, 2015	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 7, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, Citigroup Global Markets Inc., Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of $250,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2020, $1,000,000,000 aggregate principal amount of the Company’s 3.150% Senior Notes due 2020 and $1,000,000,000 aggregate principal amount of the Company’s 4.000% Senior Notes due 2025.

4.1	Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the Floating Rate Notes due 2020.

4.3	Second Supplemental Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 3.150% Senior Notes due 2020.

4.4	Third Supplemental Indenture, dated January 12, 2015, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 4.000% Senior Notes due 2025.

4.5	Form of Global Note for General Motors Financial Company, Inc.’s Floating Rate Notes due 2020 (included in Exhibit 4.2).

4.6	Form of Global Note for General Motors Financial Company, Inc.’s 3.150% Senior Notes due 2020 (included in Exhibit 4.3).

4.7	Form of Global Note for General Motors Financial Company, Inc.’s 4.000% Senior Notes due 2025 (included in Exhibit 4.4).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).